Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. (*****) INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT TO SERVICES AGREEMENT

This Amendment to the Services Agreement (this “Amendment”) is being entered into on this 30th day of March, 2007, by and between Morris, Schneider & Prior, L.L.C., a Georgia limited liability company (“MSP”), and MR Default Services, LLC, a Delaware limited liability company (“MR Default”).  MSP and MR Default are sometimes referred to herein collectively as the “Parties”.  Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Services Agreement (as defined below).

WHEREAS, MR Default and MSP are parties to that certain Services Agreement, dated as of February 9, 2007 (the “Services Agreement”);

WHEREAS, MR Default and MSP are also parties to that certain Letter Agreement dated as of February 8, 2007, as amended by that certain amendment thereto dated March 8, 2007 (as amended, the “SC Letter Agreement”), which, among other things, required MR Default and MSP to conduct analysis to confirm that MR Default’s provision of Support Services under the Services Agreement in the State of South Carolina complies with all laws, rules and regulations applicable to MSP in its performance of Legal Services;

WHEREAS, the Parties have completed the analysis required by the SC Letter Agreement and now wish to amend the Services Agreement as set forth herein;

WHEREAS, this Amendment is the SC Amendment contemplated by the SC Letter Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

1.             The Pricing Grid attached to the Services Agreement shall be deleted in its entirety and replaced with the Pricing Grid attached hereto as Exhibit A:

2.             The following language is inserted into the Services Agreement as a new Section 8.13:

“8.13.      Publishing Fee. MSP will endeavor in good faith to charge clients of MSP a publishing fee of $20 per file and shall present such fee as a standard fee to new clients of MSP from and after the date hereof, and, with respect to South Carolina only, from and after April 2, 2007.  Additionally, MSP shall, in the ordinary course, invoice clients of MSP for such publishing fee.  To the extent that a client of MSP elects not to pay such publishing fee, MSP shall not be required to pay Service Provider for such publishing fee notwithstanding any provision of this Services Agreement to the contrary.”

3.             As of April 2, 2007, the four (4) employees of MSP set forth on Exhibit B attached hereto, who, pursuant to the SC Letter Agreement, remained employees of MSP during the Interim Period (as defined in the SC Letter Agreement), shall be offered employment with MR Default pursuant to the terms of the Contribution Agreement.

4.             As of April 2, 2007, the SC Letter Agreement shall terminate and be of no further force and effect and the Parties shall have no further obligations to each other thereunder.  From and after April 2, 2007, the relationship of the Parties with regard to the provision by MR Default of Support Services to MSP for foreclosure cases and matters in the State of South Carolina shall be governed exclusively by the Services Agreement, as amended by this Amendment.

5.             Except as expressly set forth in this Amendment, all other terms and conditions of the Services Agreement shall remain in full force and effect as contemplated by the Services Agreement.

6.             This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be a single agreement.

[Signature Page to Follow]

* ---* ---*---*

IN WITNESS WHEREOF, this Amendment to the Service Agreement is entered into as of the date first written above.

Morris, Schneider & Prior L.L.C.

By:	/s/Joel Freedman
Name: Joel Freedman
Title: Partner

MR Default Services LLC

By:	/s/Jennifer Dorris
Name: Jennifer Dorris
Title: CFO

[Signature Page to Amendment to MSP Services Agreement]

Exhibit A

Pricing Grid

Services Agreement

		GA	GA				TH
Bankruptcy	AL	Atlanta	Non-AB	R&S	NC	BC	[Illegible]	Non-Hush	VA
MR Processing Outsourcing Fee
Chapter 7	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 7 Other Services	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 POC	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 MFR	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Motion to Reimpose Stay	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Motion to Validate FR Sale	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Default Letter	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Default Motion	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 OTC	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Other Services	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 11	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 12	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)

Foreclosure	AL	GA	MS	NC	SC	TN	VA
MR Processing Outsourcing Fee
Amend Notice of Hearing	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Breach Letter	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Continuance Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Draft Documents	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Final Title Opinion	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Foreclosure	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Title Claim	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Forebearance Agreement	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
File Review	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Miscellaneous	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Postponement Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Mobile Home	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)

MR Processing Other Fees
FC Owner’s Title Fee to MRP		(*****)
FC Excess Proceeds Processing Fee	(*****)
FC Sales Commission/Trustee Fees-NC	(*****)
2nd Mortgage [Illegible] and Monitoring		(*****)
Mobile Home Title curative		(*****)

Eviction	AL	GA	MS	NC	SC	TN	VA	MO	WV
MR Processing Outsourcing Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)

Eviction Outsourcing		(*****)

Statewide Records

Pass-through HUD expenses
Real estate closing warehousing	(*****)
Shipping of completed warehouse packages	(*****)

Other
Rush Deed Recording	(*****)
Storage Containers	(*****)
New box pickup - per box	(*****)
Postage fees	(*****)

Retrieval
Same day or rush - per box	(*****)
Same day or rush - per file	(*****)
Next day - per box	(*****)
Next day - per file	(*****)

Trips
Next day - per trip	(*****)
Same day - per trip	(*****)
Rush within 3 hours - per trip	(*****)

Emergency - per trip	(*****)
Daily bank run	(*****)

Refile
Per box	(*****)
Per file	(*****)
Per interfile	(*****)

Destruction
Non Certified - stored in Statewide Records Center -	(*****)
Certified - stored in Statewide Records Center - per 1	(*****)
Certified - picked up at Client’s office - per box	(*****)
Secure paper destruction (per bag)	(*****)

Permanent Removal
Per box	(*****)

Modification of Data
Per [ILLEGIBLE]	(*****)

Search
Per file	(*****)

[ILLEGIBLE] or Packing - Labor only
Per box	(*****)

[ILLEGIBLE] Labor
Regular time (8:00 am-5:00 pm. Mon-Fri) - per hour	(*****)
All other time - per hour	(*****)

Fax Copy and Scanning - Retrieval & Refile fees apply
Scanning - per page or side	(*****)
Fax transmission - per page or side	(*****)
Copy - per page or side	(*****)

Storage
Per cubic foot	(*****)
Check box - all sizes	(*****)
Letter Legal box	(*****)
Letter Transfile Box	(*****)
Legal Transfile Box	(*****)
Drawing Bag - All sizes	(*****)

(*****)

Statewide Tax Service - a (*****) bad debt allowance will be included on each summary will for these services

Document Retrieval	(*****)
Bkcy check	(*****)
DMV Title investigation	(*****)
Certified Document Request	(*****)
Mobile Tex Search	(*****)
Tax Request	(*****)
Tax Lien Payoff	(*****)

Statewide Title Service - a (*****) bad debt allowance will be included on each summary will for these services

FC Title not Freddie Mac
Full	(*****)
Limited	(*****)
Update	(*****)
FC Title Freddie Mac
Full	(*****)
United	(*****)
Update	(*****)

Statewide Publishing - a (*****) bad debt allowance will be included on each summary will for these services

Ad Cost	(*****)

General Payment terms for outsourced services

Unless otherwise specified, payment for outsourced services due within (*****) days of invoice date.

Exhibit B

Sbervon Hogsett

Catherine Davis

Latoya Hill

Lisa Daniel